PPMFunds

Prospectus

April 30, 2021

Institutional Shares

PPM Core Plus Fixed Income Fund	PKPIX
PPM High Yield Core Fund	PKHIX

The Securities and Exchange Commission (“SEC”) has not approved or disapproved any of the Funds’ shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the PPM Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds. Instead, the reports are made available on PPM America’s website (www.ppmamerica.com/ppmfunds/), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

If you hold your shares directly with the Funds and wish to receive paper copies of your shareholder reports free of charge, you may elect to do so by contacting the Funds at 1-844-446-4PPM (1-844-446-4776) or by logging into your account online. If you hold your shares through a financial intermediary, you may elect to receive paper copies of your shareholder reports by contacting your financial intermediary. Your election to receive reports in paper will apply to all PPM Funds that you hold directly or all PPM Funds you hold through your financial intermediary, as applicable.

PPMFunds

Summary Prospectus – April 30, 2021

PPM Core Plus Fixed Income Fund

Institutional Shares PKPIX

Before you invest, you may want to review PPM Core Plus Fixed Income Fund’s (the “Fund") Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”), online at https://www.ppmamerica.com/ppmfunds. You can also get this information at no cost by calling 1-844-446-4PPM (1-844-446-4776), or by sending an email request to ppmfunds@ppmamerica.com. The current Prospectus and SAI, both dated April 30, 2021, are incorporated by reference into (which means they legally are a part of) this Summary Prospectus.

Investment Objective

The Fund seeks to realize maximum total return, consistent with the preservation of capital and prudent investment management.

Expenses

The table below shows the fees and expenses you may pay if you buy, hold and sell shares of the Fund. Investors may pay other fees, such as brokerage commissions and/or other forms of compensation to a financial intermediary, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)
Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Exchange Fee	None
Redemption Fee	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Institutional Shares
Management Fee	0.40%
Distribution and/or Service (12b-1) Fees	None
Administrative Fee	0.10%
Other Expenses[1]	0.44%
Total Annual Fund Operating Expenses	0.94%
Fee Waiver and Expense Reimbursement[2]	0.49%
Total Annual Fund Operating Expenses After Fee Waiver	0.45%

1 “Other Expenses” information has been restated to reflect current fees.

2 PPM America, Inc., the Fund’s investment adviser (“PPM” or the “Adviser”), has contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause annualized ordinary expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, Acquired Fund Fees and Expenses (if any) and extraordinary charges such as litigation costs, but including management fees paid to PPM) not to exceed 0.45% of the average daily net assets of the Institutional Shares. This contract continues through April 30, 2022 and may not be terminated prior to this date unless, upon the Adviser’s request, the Board of Trustees approves the termination.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example also assumes that the Fund’s operating expenses remain the same. Any applicable fee waivers and/or expense reimbursements are reflected in the examples for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$46	$251	$472	$1,010

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance. During the Fund’s most recent fiscal year ended December 31, 2020, the Fund’s portfolio turnover rate was 80% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a diversified portfolio of debt securities of US and foreign issuers such as government, corporate, mortgage-backed securities and other asset-backed securities and cash equivalents. The Fund’s average portfolio duration will normally vary within two years (plus or minus) of the duration of the Bloomberg Barclays US Aggregate Bond Index. Duration is a measure of a bond price’s sensitivity to a change in interest rates. Generally, the longer a bond’s duration, the greater its price sensitivity to a change in interest rates. For example, portfolio duration of two years means that if interest rates increased by one percent, the value of the portfolio would decrease by approximately two percent. The Fund seeks to manage duration versus the duration of the benchmark as a reflection of its expectation for future changes in interest rates.

The Fund may invest up to 20% of its total assets in securities rated below investment grade (sometimes referred to as “high yield” securities or “junk bonds”), including floating rate loans and securities of distressed companies. High yield or junk bonds are bonds that are rated below investment grade (i.e., rated below BBB- or Baa3) by at least one major credit rating agency or, if not rated by any credit rating agency, deemed to be below investment-grade quality by PPM. Investment grade securities could include split-rated securities, which are securities that are rated as investment grade by at least one credit rating agency but rated below investment grade by another agency. Below investment grade securities offer a higher yield, but generally carry more risks than higher rated securities with similar maturities. As a result, an investment in below investment grade securities is considered speculative. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies of which up to 15% may include securities of issuers based in emerging markets. Emerging market countries are generally considered to be countries with developing economies or markets and may include any country recognized to be an emerging market country by the International Monetary Fund, MSCI, Inc. or Standard & Poor’s Corporation or recognized to be a developing country by the United Nations. The Fund may invest without limit in US dollar-denominated securities of foreign issuers. The Fund will generally seek to hedge foreign currency exposure (from non-US dollar-denominated securities or currencies) such that foreign currency exposure will normally be limited to 10% of the Fund’s total assets.

For purposes of satisfying the 80% requirement, the Fund may also invest in derivative instruments that have economic characteristics similar to the fixed income instruments mentioned above such as options, futures contracts or swap agreements. Specifically, the Fund may use futures to hedge duration or to increase the Fund’s exposure to interest rate or yield curve risk. The Fund may also use credit default swaps or credit default swap indices (CDX) to increase or decrease the Fund’s exposure to credit risk or to hedge credit risk in a particular name, industry or sector. The Fund may invest without limitation in derivative instruments. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into purchase and sale contracts of mortgage pools or by using other investment techniques (such as dollar rolls). Additionally, the Fund has the ability to invest in money market funds.

Principal Risks

An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The principal risks of investing in the Fund include:

Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates, adverse investor sentiment, regional and global health epidemics, war, terrorism or natural disasters, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

Interest rate risk – When interest rates increase, fixed-income securities generally will decline in value. Long-term fixed-income securities normally have more price volatility than short-term fixed-income securities.

Credit risk – Credit risk is the actual or perceived risk that the issuer of a bond, borrower, guarantor, counterparty, or other entity responsible for payment will not pay interest and principal payments when due. The price of a debt instrument can decline in response to changes in the financial condition of the issuer, borrower, guarantor, counterparty, or other entity responsible for payment. The Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

Mortgage-related securities risk – Mortgage-related securities are generally more sensitive to changes in interest rates and may exhibit increased volatility. When interest rates decline, borrowers may pay off their mortgages or other loans sooner than expected, which can reduce the returns. Rising interest rates and falling property prices may increase the likelihood that individuals and entities will fall behind or fail to make payments on their mortgages. When there are a number of mortgage defaults, the interest paid by mortgage-backed and mortgage-related securities may decline, or may not be paid. A number of mortgage defaults could lead to a decline in the value of the securities.

US Government securities risk – Obligations issued by agencies and instrumentalities of the US Government vary in the level of support they receive from the US Government. They may be: (i) supported by the full faith and credit of the US Treasury; (ii) supported by the right of the issuer to borrow from the US Treasury; (iii) supported by the discretionary authority of the US Government to purchase the issuer’s obligations; or (iv) supported only by the credit of the issuer. The maximum potential liability of the issuers of some US Government Securities may greatly exceed their current resources or their legal right to receive support from the US Treasury.

2	PROSPECTUS	PPM Funds

High yield bonds, lower-rated bonds, and unrated securities risk – High yield bonds, lower-rated bonds, and certain unrated securities are broadly referred to as “junk bonds,” and are considered below “investment-grade” by a NRSRO. Junk bonds are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. As a result, an investment in junk bonds is considered speculative. High yield bonds may be subject to liquidity risk, and the Fund may not be able to sell a high yield bond at the price at which it is currently valued.

Income risk – The Fund is subject to the risk that the income generated from the Fund’s investments may decline in the event of falling interest rates. Income risk may be high if the Fund’s income is predominantly based on short-term interest rates, which can fluctuate significantly over short periods. The Fund’s distributions to shareholders may decline when interest rates fall.

Issuer risk – The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services.

Prepayment risk – During periods of falling interest rates, a debt security with a high interest rate may be prepaid before its expected maturity date. Floating rate loans are frequently prepaid with the expected maturity being shorter than the stated term. The Fund may have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid debt security. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.

Call risk – Call risk is the risk the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Asset-backed securities risk - Asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and other structured finance investments generally receive payments that are part interest and part return of principal. During periods of falling interest rates, borrower prepayment activity generally increases which results in less potential for capital appreciation and may reduce returns. In times of rising interest rates, prepayment activity often declines which may lengthen the duration of the security.

Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, and is subject to the changes in, the value of underlying assets, reference rates, or indices, on which such instruments are based. The Fund may invest a portion of its assets in these types of instruments, which could cause the Fund’s investment exposure to exceed the value of its portfolio securities and its investment performance could be affected by securities it does not own. Derivatives can be highly volatile and the gains or losses from derivatives can be substantially greater than those that would have occurred if the Fund had not used such instruments. Additionally, the Fund’s use of derivative instruments may involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments including leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk. Certain derivatives may be valued subjectively introducing the risk of mispricing and incorrect valuation which may impact payment requirements to counterparties, collateralization and the calculation of the Fund’s net asset value. Certain derivatives transactions may be subject to counterparty risk.

Debt securities ratings risk – The use of credit ratings in evaluating debt securities can involve certain risks, including the risk that the credit rating may not reflect the issuer's current financial condition or events since the security was last rated by a rating agency. Credit ratings may be influenced by conflicts of interest or based on historical data that no longer apply or are no longer accurate.

Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Extension risk – When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, which may cause the value of those securities to fall. Rising interest rates tend to extend the duration of callable or prepayable securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Management risk – The investment techniques PPM employs could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.

Foreign securities risk – Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the US or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging countries.

When-issued and delayed delivery securities and forward commitments risk – When-issued, delayed delivery securities and forward commitments transactions arise when securities are purchased by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

3	PROSPECTUS	PPM Funds

Leverage risk – Certain transactions, such as reverse repurchase agreements, futures, forwards, swaps, or other derivative instruments, include the use of leverage and may cause the Fund to liquidate portfolio positions at disadvantageous times to satisfy its obligations or to meet asset segregation requirements. The effect of using leverage is to increase the Fund’s potential gains and losses in comparison to the amount of the Fund’s assets (that is, assets other than borrowed assets) at risk, which may cause the Fund’s portfolio to be more volatile. If the Fund uses leverage, the Fund has the risk of capital losses that exceed the net assets of the Fund.

Counterparty risk – The risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. Subject to certain limitations for US federal income tax purposes, the Fund is not subject to any limit with respect to the number or the value of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

Portfolio turnover risk – A Fund may actively trade securities or instruments, including investments made on a shorter-term basis or in derivative instruments or in instruments with a maturity of one year or less at the time of acquisition, in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance.

Rule 144A securities risk – Rule 144A securities are securities offered as exempt from registration with the SEC, but are typically treated as liquid securities because there is a market for such securities. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue. To the extent that institutional buyers become, for a time, uninterested in purchasing Rule 144A securities, investing in such securities could increase the Fund’s level of illiquidity.

Settlement risk – Settlement risk is the risk that a settlement in a transfer system does not take place as expected. Loan transactions often settle on a delayed basis (often seven days or longer) compared with securities and the Fund may not receive proceeds from the sale of a loan for a substantial period after the sale, potentially impacting the ability of the Fund to make additional investments or meet redemption obligations. In order to meet short-term liquidity needs, the Fund may draw on its cash or other short-term positions, maintain short-term or other liquid assets sufficient to meet reasonably anticipated redemptions, or maintain a credit facility.

Performance

The following bar chart and table indicate the risks of investing in the Fund by showing changes in the Fund’s year-to-year performance and how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. Please note that the Fund’s past performance (before and after taxes) is not necessarily a prediction of how the Fund will perform in the future. Updated performance information is available at no cost by calling 1-844-446-4PPM (1-844-446-4776) or by visiting the Fund’s website at https://www.ppmamerica.com/ppmfunds.

Best Quarter (ended 6/30/2020): 5.87%; Worst Quarter (ended 3/31/2020): 0.22%

Average Annual Total Returns as of 12/31/2020
	1 year	Life of Fund (July 16, 2018)
PPM Core Plus Fixed Income Fund (before taxes)	9.98%	8.27%
PPM Core Plus Fixed Income Fund (after taxes on distributions)	7.54%	6.24%
PPM Core Plus Fixed Income Fund (after taxes on distributions and sale of Fund shares)	6.21%	5.57%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.51%	7.07%

Portfolio Management

Investment Adviser: PPM America, Inc. is the investment adviser for the Fund. PPM is an investment-led organization which utilizes a team-based approach to manage the assets of the Fund. Portfolio managers work closely with asset class specialists, research analysts and traders to generate ideas and to gain greater insight on the market environment as they make investment decisions. Michael Kennedy is primarily responsible for the day-to day management of the Fund.

Portfolio Managers	Title	Length of Service
Michael Kennedy, CFA	Senior Managing Director	Since inception
Sau Mui, CFA	Vice President	Since April 2020

4	PROSPECTUS	PPM Funds

Purchase and Redemption of Fund Shares

Minimum Investment

Initial investment	$1,000,000
Minimum balance required	$500,000

Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days’ notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. The Fund may also reduce or waive the minimum investment amount under certain circumstances, including for certain financial intermediaries that submit orders on behalf of their customers, although the intermediaries may impose their own minimum investment requirements. There is no investment minimum for subsequent investments.

You may purchase, exchange or redeem Fund shares each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. Contact the Fund by phone 1-844-446-4PPM (1-844-446-4776), by regular or express mail at PPM Funds, PO Box 2175, Milwaukee, WI 53201-2175 (for regular mail), or PPM Funds, c/o UMB Fund Services, 235 W. Galena Street, Milwaukee, WI 53212-3948 (for express mail). Purchases and redemptions of certain Funds may also be made through an authorized financial intermediary. Although the Fund does not impose any sales charges on Fund shares, if you purchase or sell Fund shares through a financial intermediary, you may separately pay a commission to your financial intermediary on your purchase and sale of Fund shares, which is not reflected in this prospectus. Please contact your financial intermediary for additional information.

Tax Information

Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a financial intermediary, PPM may pay the financial intermediary for services provided to the Fund and its shareholders. PPM may also pay the financial intermediary for the sale of Fund shares. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your intermediary’s website for more information.

5	PROSPECTUS	PPM Funds

PPMFunds

Summary Prospectus – April 30, 2021

PPM High Yield Core Fund

Institutional Shares PKHIX

Before you invest, you may want to review PPM High Yield Core Fund’s (the “Fund") Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”), online at https://www.ppmamerica.com/ppmfunds. You can also get this information at no cost by calling 1-844-446-4PPM (1-844-446-4776), or by sending an email request to ppmfunds@ppmamerica.com. The current Prospectus and SAI, both dated April 30, 2021, are incorporated by reference into (which means they legally are a part of) this Summary Prospectus.

Investment Objective

The Fund seeks to maximize current income and seeks capital appreciation.

Expenses

The table below shows the fees and expenses you may pay if you buy, hold and sell shares of the Fund. Investors may pay other fees, such as brokerage commissions and/or other forms of compensation to a financial intermediary, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)
Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Exchange Fee	None
Redemption Fee	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Institutional Shares
Management Fee	0.55%
Distribution and/or Service (12b-1) Fees	None
Administrative Fee	0.10%
Other Expenses	0.44%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses	1.10%
Fee Waiver and Expense Reimbursement[2]	0.39%
Total Annual Fund Operating Expenses After Fee Waiver	0.71%

1 “Acquired Fund Fees and Expenses” are the indirect expenses of investing in other investment companies. To the extent that the Fund invests in acquired funds, Total Annual Fund Operating Expenses in the table above may not match the ratios of expenses to average net assets shown in the Financial Highlights in the Fund’s prospectus, as the Financial Highlights reflect the operating expenses of the Fund and do not include fees and expenses of acquired funds.

2 PPM America, Inc., the Fund’s investment adviser (“PPM” or the “Adviser”), has contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause annualized ordinary expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, Acquired Fund Fees and Expenses (if any) and extraordinary charges such as litigation costs, but including management fees paid to PPM) not to exceed 0.70% of the average daily net assets of the Institutional Shares. This contract continues through April 30, 2022 and may not be terminated prior to this date unless, upon the Adviser’s request, the Board of Trustees approves the termination.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example also assumes that the Fund’s operating expenses remain the same. Any applicable fee waivers and/or expense reimbursements are reflected in the examples for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$73	$311	$568	$1,305

6	PROSPECTUS	PPM Funds

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance. During the Fund’s most recent fiscal year ended December 31, 2020, the Fund’s portfolio turnover rate was 82% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in high yield, high-risk debt securities (“junk bonds”). High yield or junk bonds are bonds that are rated below investment grade (i.e., rated below BBB- or Baa3) by at least one major credit rating agency or, if not rated by any credit rating agency, deemed to be below investment-grade quality by PPM. Below investment grade securities could include split-rated securities, which are securities that are rated as investment grade by at least one credit rating agency but rated below investment grade by another agency. Below investment grade securities offer a higher yield, but generally carry more risks than higher rated securities with similar maturities. As a result, an investment in below investment grade securities is considered speculative.

The Fund may also invest up to 20% of its total assets in equity securities (other than preferred stock, in which the Fund may invest without limit). The Fund may invest in securities sold pursuant to Rule 144A of the Securities Act of 1933, as amended. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. The Fund may also invest in bank loans.

The Fund may also invest up to 35% of its total assets in securities of foreign issuers. To the extent that the Fund invests in emerging market debt rated below BBB- or Baa3 by at least one major credit rating agency or, if not rated by any credit rating agency, deemed to be below investment-grade quality by PPM, this will be considered as an investment in a high yield security for purposes of the 80% investment minimum requirement.

Additionally, the Fund has the ability to invest in other investment companies, such as exchange-traded funds (“ETFs”), money market funds, unit investment trusts and open-end and closed-end funds, including affiliated investment companies. For purposes of satisfying the 80% requirement, the Fund may invest in high yield ETFs comprised of the securities described above. The Fund generally uses high yield ETFs as a tool to obtain exposure to the securities in which it primarily invests.

In seeking to maximize income, PPM seeks to identify the best relative value investment opportunities across various debt sectors by analyzing overall economic conditions within and among these sectors. In pursuing capital appreciation, PPM looks for those companies that it believes have the highest potential for improving credit fundamentals. In light of the risks associated with high yield securities, PPM takes various factors into consideration in evaluating the creditworthiness of an issuer.

Principal Risks

An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The principal risks of investing in the Fund include:

Credit risk – Credit risk is the actual or perceived risk that the issuer of a bond, borrower, guarantor, counterparty, or other entity responsible for payment will not pay interest and principal payments when due. The price of a debt instrument can decline in response to changes in the financial condition of the issuer, borrower, guarantor, counterparty, or other entity responsible for payment. The Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

High yield bonds, lower-rated bonds, and unrated securities risk – High yield bonds, lower-rated bonds, and certain unrated securities are broadly referred to as “junk bonds,” and are considered below “investment-grade” by a NRSRO. Junk bonds are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. As a result, an investment in junk bonds is considered speculative. High yield bonds may be subject to liquidity risk, and the Fund may not be able to sell a high yield bond at the price at which it is currently valued.

Issuer risk – The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services.

Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates, adverse investor sentiment, regional and global health epidemics, war, terrorism or natural disasters, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Distressed debt risk – The Fund may invest in securities of issuers that are, or are about to be, involved in reorganizations, financial

7	PROSPECTUS	PPM Funds

restructurings, or bankruptcy (also known as “distressed debt”). Such distressed debt securities involve substantial risk in addition to the risks of investing in lower-grade debt securities. To the extent that the Fund invests in distressed debt, the Fund is subject to the risk that it may lose a portion or all or its investment in the distressed debt and may incur higher expenses trying to protect its interests in distressed debt.

Income risk - The Fund is subject to the risk that the income generated from the Fund’s investments may decline in the event of falling interest rates. Income risk may be high if the Fund’s income is predominantly based on short-term interest rates, which can fluctuate significantly over short periods. The Fund’s distributions to shareholders may decline when interest rates fall.

Corporate, sovereign entity and bank loan risk – Commercial banks, sovereign entities, and other financial institutions or institutional investors make corporate loans to companies or sovereign entities that need capital to grow, restructure, or for infrastructure projects. These instruments are commonly referred to as “loans” or “bank loans.” Borrowers generally pay interest on corporate loans at “floating” rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of US banks or another relevant reference index. As a result, the value of such loan investments is generally less exposed to the adverse effects of interest rate fluctuations than investments that pay a fixed rate of interest. However, the market for certain loans may not be sufficiently liquid, and the Fund may have difficulty selling them. It may take longer than seven days for transactions in loans to settle. Certain loans may be classified as “illiquid” securities. Additionally, because a loan may not be considered a security, the Fund may not be afforded the same legal protections afforded securities under federal securities laws. Thus, the Fund generally must rely on contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Senior loans risk – The senior loans in which the Fund invests are usually rated below investment grade. The amount of public information with respect to loans may be less extensive than that available for registered or exchange listed securities. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. A secured senior loan may not be adequately collateralized. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value.

Management risk – The investment techniques PPM employs could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.

Debt securities ratings risk – The use of credit ratings in evaluating debt securities can involve certain risks, including the risk that the credit rating may not reflect the issuer's current financial condition or events since the security was last rated by a rating agency. Credit ratings may be influenced by conflicts of interest or based on historical data that no longer apply or are accurate.

Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. As a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions, the price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. The Fund could lose money if a company in which it invests becomes financially distressed. Generally preferred stocks rank before common stocks in their claim on income for dividend payments and on assets should the company be liquidated. The rights of common stockholders are subordinate to all other claims on a company’s assets including, debt holders and preferred stockholders.

Interest rate risk – When interest rates increase, fixed-income securities generally will decline in value. Long-term fixed-income securities normally have more price volatility than short-term fixed-income securities.

Call risk - Call risk is the risk the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Investment in other investment companies risk – As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies in which the Fund invests. To the extent that shares of the Fund are held by an affiliated fund, the ability of the Fund itself to invest in other investment companies may be limited.

Rule 144A securities risk – Rule 144A securities are securities offered as exempt from registration with the SEC, but are typically treated as liquid securities because there is a market for such securities. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue. To the extent that institutional buyers become, for a time, uninterested in purchasing Rule 144A securities, investing in such securities could increase the Fund’s level of illiquidity.

Second lien loans risk – Second lien or junior loans generally are subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.

Prepayment risk – During periods of falling interest rates, a debt security with a high interest rate may be prepaid before its expected maturity date. Floating rate loans are frequently prepaid with the expected maturity being shorter than the stated term. The Fund may have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid debt security. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.

Settlement risk – Settlement risk is the risk that a settlement in a transfer system does not take place as expected. Loan transactions often settle on a delayed basis (often seven days or longer) compared with securities and the Fund may not receive proceeds from the sale of a loan for a substantial period after the sale, potentially impacting the ability of the Fund to make additional investments or meet redemption obligations. In order to meet short-term liquidity needs, the Fund may draw on its cash or other short-term positions, maintain short-term or other liquid assets sufficient to meet reasonably anticipated redemptions, and maintain a credit facility.

8	PROSPECTUS	PPM Funds

Leverage risk – Certain transactions, such as reverse repurchase agreements, futures, forwards, swaps, or other derivative instruments, include the use of leverage and may cause the Fund to liquidate portfolio positions at disadvantageous times to satisfy its obligations or to meet asset segregation requirements. The effect of using leverage is to increase the Fund’s potential gains and losses in comparison to the amount of the Fund’s assets (that is, assets other than borrowed assets) at risk, which may cause the Fund’s portfolio to be more volatile. If the Fund uses leverage, the Fund has the risk of capital losses that exceed the net assets of the Fund.

Investment in money market funds risk – An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds.

Mezzanine loans risk – Mezzanine loans may be collateralized with tangible fixed assets such as real property or interests in real property, or may be uncollateralized. Repayment of a mezzanine loan is dependent on the successful operation of the borrower. Mezzanine loans may also be affected by the successful operation of other properties, the interests in which are not pledged to secure the loan. Although mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. Mezzanine loans therefore are subject to the additional risk that the cash flow of the related borrower and the property securing the loan may be insufficient to repay the scheduled obligation after giving effect to any senior obligations of the related borrower. Mezzanine loans are also expected to be illiquid investments.

Performance

The following bar chart and table indicate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. Please note that the Fund’s past performance (before and after taxes) is not necessarily a prediction of how the Fund will perform in the future. Updated performance information is available at no cost by calling 1-844-446-4PPM (1-844-446-4776) or by visiting the Fund’s website at https://www.ppmamerica.com/ppmfunds.

Best Quarter (ended 6/30/2020): 8.35%; Worst Quarter (ended 3/31/2020): -13.11%

Average Annual Total Returns as of 12/31/2020
	1 year	Life of Fund (July 16, 2018)
PPM High Yield Core Fund (before taxes)	5.34%	5.99%
PPM High Yield Core Fund (after taxes on distributions)	3.09%	3.65%
PPM High Yield Core Fund (after taxes on distributions and sale of Fund shares)	3.06%	3.54%
ICE BofA US High Yield Constrained Index (reflects no deduction for fees, expenses, or taxes)	6.07%	6.92%

Portfolio Management

Investment Adviser:

PPM America, Inc. is the investment adviser for the Fund PPM is an investment-led organization which utilizes a team-based approach to manage the assets of the Fund. Portfolio managers work closely with asset class specialists, research analysts and traders to generate ideas and to gain greater insight on the market environment as they make investment decisions. Adam Spielman is primarily responsible for the day-to-day management of the Fund.

Portfolio Managers	Title	Length of Service
Adam Spielman	Senior Managing Director, Head of Leveraged Credit	Since June 2018
Karl Petrovich	Managing Director	Since inception
John Broz	Vice President	Since May 2019

9	PROSPECTUS	PPM Funds

Purchase and Redemption of Fund Shares

Minimum Investment

Initial investment	$1,000,000
Minimum balance required	$500,000

Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days’ notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. The Fund may also reduce or waive the minimum investment amount under certain circumstances. There is no investment minimum for subsequent investments.

You may purchase, exchange or redeem Fund shares each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. Contact the Fund by phone 1-844-446-4PPM (1-844-446-4776), by regular or express mail at PPM Funds, PO Box 2175, Milwaukee, WI 53201-2175 (for regular mail), or PPM Funds, c/o UMB Fund Services, 235 W. Galena Street, Milwaukee, WI 53212-3948 (for express mail).

Tax Information

Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.

10	PROSPECTUS	PPM Funds